UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2009

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 30, 2009, in connection with recent developments in Delaware case law, the Board of Directors of Aon Corporation (“Aon”) approved the form of an indemnification agreement between Aon and each of the directors and officers of Aon.  The purpose of the indemnification agreement is to provide specific contractual assurance with respect to the existing indemnification and expense advancement rights extended to such officers and directors under Article Seventh of Aon’s amended and restated Certificate of Incorporation.  The indemnification agreement provides assurance that no future amendment to or revocation of the Certificate of Incorporation will adversely affect any existing right of an officer or director with respect to any event that occurred prior to such amendment or revocation (regardless of when any proceeding related to such event is first threatened, commenced or completed).

A copy of the form of indemnification agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.02(e)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2009, in connection with the decision to freeze the Aon Pension Plan (as described in Item 8.01 below), the Board of Directors of Aon approved and adopted an amendment to the Aon Excess Benefit Plan.  This amendment is designed to reduce future pension costs and provides that, effective April 1, 2009, all future benefit accruals under the Aon Excess Benefit Plan will automatically cease for all participants, and the accrued benefits under the Aon Excess Benefit Plan will be determined and frozen as of that date.

These changes to the Aon Excess Benefit Plan will not affect benefits earned by participants prior to April 1, 2009.

The amendment to the Aon Excess Benefit Plan is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

The Board of Directors of Aon also approved modifications to the Aon Supplemental Savings Plan, effective January 1, 2009 to implement a supplemental savings plan account for employees earning more than the IRS compensation limit for 401(k) plans ($245,000 in 2009) who contribute the maximum allowable amount to their 401(k) plans.  Aon will make contributions to this account at rates calculated as a percentage of eligible pay that will escalate based upon years of service to Aon, beginning at three percent (3%) for employees with one to four years of service; four percent (4%) for employees with five to nine years of service; five percent (5%) for employees with ten to fourteen years of service; and six percent (6%) for employees with fifteen or more years of service.

In addition to the actions described in this Item 5.02(e), the Board of Directors also authorized certain modifications to the Aon Pension Plan and the Aon Savings Plan, which are described in Item 8.01 below.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2009, the Board of Directors of Aon approved amendments to, and restated, Aon’s bylaws.  The bylaws were amended and restated primarily to:  (i) modify the advance notice requirements for stockholder nominations of directors and the proposal of other business, as applicable, at an annual or special meeting of stockholders to expand the information required to be provided by the stockholder making such nomination or proposal; revise the time periods during which such notice must be given; ensure that such provisions are clear and unambiguous; and clarify that compliance with the notice procedures is the exclusive means for a stockholder to make nominations or submit other business at a meeting of stockholders (other than proposals governed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended); (ii) modify the voting standard to be applied in the event of a contested election of directors from majority voting to plurality voting; (iii) reflect that the role of Chairman of the Board of Aon may, or may not be, held by an employee or officer of Aon, and provide for the role of lead independent director in the event of the selection of an executive Chairman; (iv) modify the notice period necessary to call a special meeting of the Board of Directors; (v) confirm that shares of Aon’s common stock may be certificated or uncertificated; and (vi) clarify the discretion of the Board in setting the date of the annual meeting of stockholders.

The amended and restated bylaws also contain certain other clarifying and conforming changes.  The amended bylaws became effective on January 30, 2009.

The above description is qualified in its entirety by reference to Aon’s amended and restated bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

 Item 8.01.             Other Events.

Concurrently with the actions described in Item 5.02(e) above, on January 30, 2009, the Board of Directors of Aon approved and adopted an amendment to the Aon Pension Plan.  This amendment is designed to reduce future pension costs and provides that, effective April 1, 2009, all future benefit accruals under the Aon Pension Plan will automatically cease for all participants, and the accrued benefits under the Aon Pension Plan will be determined and frozen as of that date.

These changes to the Aon Pension Plan will not affect benefits earned by participants prior to April 1, 2009.

The amendment to the Aon Pension Plan is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

The Board of Directors of Aon also approved modifications to the Aon Savings Plan, effective January 1, 2009 to:  (i) discontinue discretionary contributions under the Aon Retirement Account of the Aon Savings Plan;  (ii) discontinue discretionary matching contributions under the Aon Savings Plan for 2009 and future years;  and (iii) increase Aon’s matching contribution under the Aon Savings Plan to one hundred percent (100%) of employee contributions up to six percent (6%) of eligible compensation.

Item 9.01.              Financial Statements and Exhibits.

(a) - (c)	Not applicable.

(d)	Exhibits:

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of Aon Corporation

10.1	Form of Indemnification Agreement for Directors and Officers of Aon Corporation

10.2	First Amendment to the Amended and Restated Aon Corporation Excess Benefit Plan

10.3	Twelfth Amendment to Aon Pension Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon Corporation

	By:	/s/ Christa Davies
Christa Davies Executive Vice President and Chief Financial Officer

Date: February 5, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of Aon Corporation

10.1	Form of Indemnification Agreement for Directors and Officers of Aon Corporation

10.2	First Amendment to the Amended and Restated Aon Corporation Excess Benefit Plan

10.3	Twelfth Amendment to Aon Pension Plan